UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     April 3, 2006
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                            Premier Exhibitions, Inc.
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             (Exact name of Registrant as specified in its charter)

           Florida                 000-24452                  20-1424922
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(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)            File Number)            Identification No.)


  3340 Peachtree Road, Suite 2250, Atlanta, Georgia              30326
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       (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:   (404) 842-2600
                                                   -------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

         On April 3, 2006, Premier Exhibitions, Inc. (the "Company") issued a press release regarding certain expected results of operations for its year ended February 28, 2006. The Company's press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits.


   Exhibit No.                       Description
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       99.1       Press Release dated April 3, 2006 of Premier Exhibitions, Inc.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Premier Exhibitions, Inc.


Date:  April 3, 2006        By:     /s/ Arnie Geller
                                    -----------------
                                     Arnie Geller
                                     President and Chief Executive Officer